SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported)
                                 April 10, 1998
                                 (April 1, 1998)

                       Clear Channel Communications, Inc.
             (Exact name of registrant as specified in its charter)

                                      Texas
                            (State of Incorporation)

         1-9645                                                 74-1787536
(Commission File Number)                   (I.R.S. Employer Identification No.)

                          200 Concord Plaza, Suite 600
                            San Antonio, Texas 78216
                                 (210) 822-2828
          (Address and telephone number of principal executive offices)


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                       Clear Channel Communications, Inc.
                                    Form 8-K

Item 2.(a)        Acquisition or Disposition of Assets.

On April 1, 1998, Clear Channel Communications, Inc., (the "Company" or "Registrant"), a Texas corporation, and Universal Outdoor Holdings, Inc.
("Universal"), a Delaware corporation, consummated a merger (the "Merger") whereby UH Merger Sub, Inc. ("Sub") a Delaware corporation and wholly-owned subsidiary of the Company, was merged with and into Universal, an outdoor advertising holding company, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated October 23, 1997. As a result of the Merger, Universal has become a wholly-owned subsidiary of the Company

Pursuant to the terms of the Merger Agreement, each issued and outstanding share of common stock, other than shares owned directly or indirectly by the Company or by Universal, of Universal ("Universal Common Stock") was converted into and became exchangeable for .67 shares of common stock, par value $0.10 per share, of the Company ("Clear Channel Common Stock"). The Company will issue approximately 19.3 million shares of Clear Channel Common Stock in exchange for shares of Universal Common Stock.

Item 2.(b)

Universal's operations include approximately 34,000 outdoor advertising display faces in 18 markets. The registrant intends to continue to use the assets of Universal to provide outdoor advertising services.

Item 7.(a)        Financial Statements of Businesses Acquired.

The consolidated audited balance sheet of Universal as of December 31, 1997 and the consolidated statement of income and cash flows of Universal for the fiscal year ended December 31, 1997 have been filed with the Securities and Exchange Commission (the "SEC") as part of the Company's Current Report on Form 8-K, dated March 12, 1998 and are incorporated herein by reference.

Item 7. (b)       Pro Forma Financial Information.

The pro forma combined condensed balance sheet of the Company and Universal as of December 31, 1997 and the pro forma combined condensed statement of operations of the Company and Universal for the year ended December 31, 1997 have been filed with the SEC as part of the Company's Current Report on Form 8-K, dated March 12, 1998 and are incorporated herein by reference.


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Item 7.(c)        Exhibits

EXHIBIT NO.                     DESCRIPTION

      2.1 -- Agreement and Plan of Merger dated as of October 23, 1997, among Universal Outdoor Holdings, Inc., the Company, and UH Merger Sub, Inc. (previously filed on the Company's Current Report on Form 8-K dated November 3, 1997.)

      2.2 -- Resale Agreement dated as of October 23, 1997, by and among the Company and Daniel L. Simon.(previously filed on the Company's Registration Statement on Form S-4
                  (file No. 333-43747)).


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear Channel Communications, Inc.

Date              April 10, 1998              By       /s/HERBERT W. HILL, JR.
                                              Herbert W. Hill, Jr.
                                              Senior Vice President/
                                              Chief Accounting Officer


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                                INDEX TO EXHIBITS

EXHIBIT NO.                     DESCRIPTION

      2.1 -- Agreement and Plan of Merger dated as of October 23, 1997, among Universal Outdoor Holdings, Inc., the Company, and UH Merger Sub, Inc. (previously filed on the Company's Current Report on Form 8-K dated November 3, 1997.)

      2.2 -- Resale Agreement dated as of October 23, 1997, by and among the Company and Daniel L. Simon. (previously filed on the Company's Registration Statement on Form S-4
                  (file No. 333-43747)).